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                                                           Exhibit 10.13(ii)
THE TIMBERLAND COMPANY
11 Merrill Industrial Drive
Hampton, NH  03842-5050

FIRST AMENDMENT

Dated as of September 15, 1993

RE: Note Agreements dated as of September 30, 1989
       $35,000,000 9.7% Senior Notes
       Due December 1, 1999

To the Holder named in Schedule I hereto which is a signatory of this Agreement

Gentlemen:

    Reference is made to the separate Note Agreements, each dated as of September 30, 1989 (the "Original Note Agreements"), between the undersigned, THE TIMBERLAND COMPANY, a Delaware corporation (the "Company"), and the Purchasers named in Schedule I thereto (the "Holders") respectively. Unless otherwise herein defined or the context hereof otherwise requires, the capitalized terms in this First Amendment shall have the respective meanings specified in the Original Note Agreements.

    The Company now wishes to amend the Original Note Agreements in the respects, but only in the respects, hereinafter set forth, and, by your execution hereof, you hereby agree to such amendments on the terms hereinafter set forth:

SECTION 1.  AMENDMENTS.

    1.1. Section 5.6 of the Original Note Agreements shall be, and the same hereby is, amended in its entirety so that the same shall read as follows:

        "5.6. Current Ratio. The Company will at all times keep and maintain Consolidated Current Assets at an amount not less than 125% of Consolidated Current Liabilities."

    1.2. Section 5.7 of the Original Note Agreements shall be, and the same hereby is, amended in its entirety so that the same shall read as follows:

        "5.7.  Consolidated Tangible Net Worth.  The Company will
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    at all times keep and maintain Consolidated Tangible Net Worth at an amount not less than (i) for the fiscal quarter of the Company ending October 1, 1993, $55,000,000, and (ii) for each fiscal quarter thereafter, the sum of
    (x) the amount required to be maintained during the immediately preceding fiscal quarter of the Company, and (y) an amount equal to 25% of Consolidated Net Income for such preceding fiscal quarter (but without deduction in the case of a deficit in Consolidated Net Income)."

SECTION 2.  MISCELLANEOUS

    2.1. Any Default or Event of Default which might have existed under the Original Note Agreements prior to giving effect to this First Amendment but which would not constitute such a Default or Event of Default under the Original Note Agreements as amended by this First Amendment is hereby waived.

    2.2. Any and all notices, requests, certificates and other instruments executed and delivered after the effective date of this First Amendment may refer to the "Note Agreements dated as of September 30, 1989" without making specific reference to this First Amendment, but nevertheless all such references shall be deemed to include this First Amendment unless the context shall otherwise require.

    2.3. This First Amendment shall be construed in connection with and as part of the Original Note Agreements, and all terms, conditions and covenants contained in the Original Note Agreements, except as herein modified, shall be and remain in full force and effect.

    2.4. This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but altogether one and the same instrument.

    Upon the acceptance of this First Amendment by Holders holding at least 51% in aggregate unpaid principal amount of all outstanding Notes, this agreement shall become effective and the Original Note Agreements shall be amended as herein set forth, such amendment to be effective as of September 30, 1993.


THE TIMBERLAND COMPANY
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By:   /s/ CARDEN N. WELSH

Its:  Treasurer

Accepted as of September 15, 1993



PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY

By:   /s/ CLINT WOODS

Its:  Counsel

By    /s/ JOSEPH P. MCLAUGHLIN

Its:  Counsel



NORTHWESTERN NATIONAL LIFE
 INSURANCE COMPANY

By:   /s/ FRANK P. PINTENS

Its:  Authorized Representative



NORTHERN LIFE INSURANCE COMPANY

By:   /s/ FRANK P. PINTENS

Its:  Assistant Treasurer



BENEFICIAL STANDARD LIFE INSURANCE
 COMPANY

By:   /s/ THOMAS A. MEYERS

Its:  Vice President, Investment Officer



FARM BUREAU LIFE INSURANCE
 COMPANY

By:   /s/ DAVID D. BAKER

Its:  Portfolio Department Manager



FB ANNUITY COMPANY

By:   /s/ DAVID D. BAKER

Its:  Portfolio Department Manager



FARM BUREAU MUTUAL LIFE INSURANCE
 COMPANY OF MICHIGAN

By:   /s/ DAVID D. BAKER

Its:  Portfolio Department Manager



SUN LIFE ASSURANCE COMPANY OF
 CANADA (U.S.)

By:   /s/ L. BROCK THOMSON

Its:  Treasurer



GUARANTEE MUTUAL LIFE COMPANY

By:   /s/ DAVID BOMBERGER

Its:  Senior Vice President-
      Investments & Treasurer

Holding the unpaid principal amount of the

Notes set out opposite its name in Schedule I

hereto


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
SCHEDULE I

              HOLDERS                                          PRINCIPAL AMOUNT
PRINCIPAL MUTUAL LIFE INSURANCE COMPANY                          $16,000,000
711 High Street
Des Moines, Iowa  50392-0800
Attention:  Investment Department
              Securities Division

NORTHWESTERN NATIONAL LIFE INSURANCE                              $4,500,000
  COMPANY
c/o Washington Square Capital, Inc.
Private Placement Servicing

100 Washington Square
Suite 800, Route 3070
Minneapolis, Minnesota  55401-2147
Attention:  Kathy Gunderson

NORTHERN LIFE INSURANCE COMPANY                                   $2,000,000
c/o Washington Square Capital, Inc.
Private Placement Servicing
100 Washington Square
Suite 800, Route 3070
Minneapolis, Minnesota  55401-2147
Attention:  Kathy Gunderson

BENEFICIAL STANDARD LIFE INSURANCE COMPANY                        $3,000,000
c/o CONSECO, INC.
11825 N. Pennsylvania Street
Carmel, Indiana  46032
Attention:  Nora Bamman

FARM BUREAU LIFE INSURANCE COMPANY                                $1,000,000
c/o Farm Bureau Insurance Group
Investment Division
7373 West Saginaw, P.O. Box 30400
Lansing, Michigan  48917
Attention:  Steven Harkness, Portfolio Manager

FB ANNUITY COMPANY                                                $1,000,000
c/o Farm Bureau Insurance Group
Investment Division
7373 West Saginaw, P.O. Box 30400
Lansing, Michigan  48917
Attention:  Steven Harkness, Portfolio Manager

FARM BUREAU MUTUAL INSURANCE COMPANY                              $  500,000
  OF MICHIGAN
c/o Farm Bureau Insurance Group
Investment Division
7373 West Saginaw, P.O. Box 30400
Lansing, Michigan  48917
Attention:  Steven Harkness, Portfolio Manager

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                       $4,000,000
One Sun Life Executive Park
Wellesley Hills, Massachusetts  02181-0001
Attention:  Investment Department
                 Private Placement Section

SUN LIFE INSURANCE AND ANNUITY COMPANY OF                         $1,000,000
  NEW YORK
One Sun Life Executive Park
Wellesley Hills, Massachusetts  02181-0001
Attention:  Investment Department
                 Private Placement Section #1303

GUARANTEE MUTUAL LIFE COMPANY                                     $2,000,000
1 Guarantee Center
8801 Indian Hills Drive
Omaha, Nebraska  68114
Attention:  Investment Division

